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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 1997



                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         California                       1-11476                 95-3977501
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(State or other jurisdiction         (Commission File           (IRS Employer
      or incorporation                    Number)            Identification No.)



         18425 Burbank Boulevard, Suite 508, Tarzana, California 91356
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          (Address of principal executive offices, including zip code)




Registrant's telephone number; including area code    818-757-1100
                                                   --------------------
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ITEM 5.  OTHER EVENTS

        On April 21, 1997, Voice Powered Technology International, Inc. (the "Company") issued a press release stating that it is unable to timely file its Annual Report on Form 10-K for the year ended December 31, 1996 due to significant financial difficulties which may affect the ability of the Company to continue as a going concern.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          VOICE POWERED TECHNOLOGY
                                          INTERNATIONAL, INC.


Date:  April 21, 1997                     By: /s/ Edward M. Krakauer
                                             -----------------------------
                                          Edward M. Krakauer,
                                          Chairman of the Board,
                                          President and Chief Executive Officer









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